1 INVESTOR PRESENTATION Q4 | MARC H 2026 | NASDAQ: MYRG Q 4 2 0 2 5

2 Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. SAFE HARBOR NOTICE FORWARD-LOOKING STATEMENTS.

3 65+ OFFICE LOCATIONS MYR Group Inc. is a holding company of subsidiaries that has delivered some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada, since 1891. MYR GROUP INC. - A MARKET LEADER IN ELECTRICAL CONSTRUCTION. CONTINUED GROWTH Strong presence in key markets with healthy organic and acquisitive growth opportunities SUPERIOR SAFETY CULTURE Performance that exceeds industry standards; 2025 stats: TCIR – 0.92 LTIR - 0.14 STRONG FINANCIALS Strong balance sheet to support future growth and projects of any magnitude with proven execution of corporate strategy EXTENSIVE RESOURCES & EXPERTISE Dedicated workforce of 9,000+ employees, centralized operations for greater efficiency and cross-collaboration and one of the largest centralized, specialized fleets in the industry LONG-STANDING CUSTOMERS Established client relationships and alliance partnerships across the U.S. and Canada (some held for 50+ years), and more than 90% return clients in both segments ESSENTIAL CLEAN ENERGY CONTRACTOR Superior electrical services that support the clean energy transformation and growing electricity demand EXPERIENCED LEADERSHIP Executive team that averages more than 30 years of industry experience Reportable Segments: T&D and C&I HEALTHCARE TRANSPORTATION WATER/WASTEWATER DATA CENTERS CLEAN ENERGY WAREHOUSING COMMERCIAL & INDUSTRIAL (C&I) TRANSMISSION DISTRIBUTION SUBSTATION STREET LIGHTING STORM RESTORATION ENERGY STORAGE TRANSMISSION & DISTRIBUTION (T&D) INVESTMENT HIGHLIGHTS

4 $3.66B 2025 $2.25B 2020 $2.50B 2021 $3.01B 2022 $3.36B 2024 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 30 YEARS IN A ROW $3.64B 2023 CAGR 10.2%

5 • T&D primarily consists of small to medium-sized projects, with some larger High Voltage Direct Current (HVDC) transmission projects. We execute routine maintenance work under long-term Master Service Agreements (MSAs). Strong, long-term drivers will continue to increase T&D spending. • The core markets we serve in C&I remain active, with multiple growth drivers and notable strength in data center and transportation opportunities. • Reshoring of manufacturing continues to create opportunities in our markets, and both MYR Group business segments are well positioned to benefit from this. • AI is driving growth in data centers and power demand. Data centers have been an important and growing end market for our C&I segment for a long time, while new interconnections, substations and infrastructure upgrades to data centers present additional opportunities for our T&D segment. • Strong balance sheet with $408M in availability under our $490M credit facility, and debt to LTM EBITDA leverage of 0.25x and $150M cash and equivalents, which management believes will enable us to meet our working capital needs, support organic growth, pursue acquisitions, and opportunistically repurchase shares. WHAT WE SEE OUTLOOK.

6 ELECTRICAL CONSTRUCTION PROJECT DELIVERY DEPTH & BREADTH OF EXPERTISE. A person in a safety vest and helmet looking at a construction vehicle Description automatically generated MAINE POWER RELIABILITY PROG. Maine; $200M+; 4-year project 210 miles of 345kV & 115kV transm. line CENTRAL 70 TRANSPORTATION Colorado; $100M+; 4 ½ year project Electrical construction services CENTRAL EAST ENERGY CONNECT New York; $300M+; 3 ½ year project Nearly 100 miles of 345kV transmission INTUIT DOME California; $130M+ project 18,000-seat L.A. Clippers arena DEN CONCOURSE EXPANSIONS Colorado; $190M+ project 55-gate concourse expansion program Industry leader and trusted partner Strong, long-standing customer alliances Experience with small to large, fast-track projects Deliver highest quality services with skilled experts Strong execution of large projects on stand-alone basis and with JV partners Experience with voltages up to 765kV Maintain one of the largest specialized fleets Expertise delivering some of the largest, most complex, electrical construction projects Decades of experience in our core C&I markets including data centers, transportation, healthcare, airports, and water treatment facilities

7 • Full-year 2025 revenue of $2.00B • Backlog of $1.02B as of December 31, 2025* • Strong, long-standing relationships with a diverse customer base where approximately 60% of business is performed under Master Service Agreements • Acquired the Powerline Plus Companies in January 2022 BUSINESS SEGMENT UPDATE TRANSMISSION & DISTRIBUTION (T&D). REPRESENTATIVE CUSTOMERS *T&D backlog only includes 90 days of MSA work; typically, these agreements are multi-year in duration $1,154 $1,302 $1,746 $2,089 $1,881 $2,002 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2020 2021 2022 2023 2024 2025 M il li on s T&D Revenue T&D Revenue 11.6% CAGR

STRONG LONG-TERM DRIVERS
T&D MARKET OUTLOOK.

MYR GROUP

INVESTMENT DRIVERS

- System Reliability & Resiliency Programs
- Aging Electric Grid
- Connecting New Generation Sources
- Plant Retirements
- System Hardening
- Electrification
- Data Centers & Reshoring
- Distributed Energy Resources

- U.S. electricity usage is expected to grow by 1 percent in 2026 and 3 percent in 2027, following two years of consumption growth. This would be the strongest four-year growth period since 2000. The driving factor is increased demand from “large computing centers.” (*EIA.gov, January 2026*)
- An analysis by ICF International anticipates U.S. electricity demand will grow 25 percent by 2030 and 78 percent by 2050 from 2023 levels. (*ICF.com, June 2025*)
- S&P Global forecasts aggregated energy utility investments will continue reaching new heights. They anticipate $227B will be spent in 2026, $233B in 2027, $214B in 2028, and $164B in 2029. Electric utilities will invest in infrastructure modernization, transmission expansion for new generation and customer growth, distribution investments to support reliability, and new energy technology. (*SPGlobal.com, September 2025*)
- Investor-owned utilities spent $32.6 billion on transmission investment in 2024, compared to $30.0 billion in 2023, and were projected to spend $39.9 billion in 2025 and $178 billion between 2025-2028. They spent $60.2 billion on distribution investment in 2024, compared to $56.7 billion in 2023. (*eei.org; January 2026*)



North American Electric Distribution Capital Spend
© 2025 Power Insights All Rights Reserved
$M USD
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
+4.1% CAGR
+9.2% CAGR
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
IOUs
Gov't Owned
Co-ops
Canada
Non-FERC Reported Storm Spend



North American Electric Transmission Capital Spend
$M USD
120,000
100,000
80,000
60,000
40,000
20,000
0
+9.1% CAGR
+6.3% CAGR
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
IOUs
Gov't Owned and Co-Ops
Canada
Merchant
Generation BoS

Actual and Projected Transmission Investment by Investor-Owned Electric Companies



Billion $
50
45
40
35
30
25
20
15
10
5
0
22.2
23.7
24.7
25.1
27.1
30.0
32.6
39.9
43.7
45.5
48.5
2018 2019 2020 2021 2022r 2023 2024 2025 2026 2027 2028
Actual
Projected

Source: Power Insights, North American Electric Distribution Market Forecast and North American Electric Distribution Market Forecast, September and October 2025

Source: Edison Electric Institute, updated January 2026

8

9 • Full-year 2025 revenue of $1.66B • Backlog of $1.80B as of December 31, 2025 • Growth in our core markets is driven by increasing investments in data centers, transportation, clean energy, and healthcare, as well as reshoring of manufacturing, and we remain well diversified across our core markets • Strong, long-standing customer relationships REPRESENTATIVE CUSTOMERS BUSINESS SEGMENT UPDATE COMMERCIAL & INDUSTRIAL (C&I). $1,093 $1,197 $1,263 $1,555 $1,482 $1,655 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2020 2021 2022 2023 2024 2025 M il li o n s C&I Revenue C&I Revenue 8.7% CAGR

STRONG, DIVERSE CORE MARKETS
C&I MARKET OUTLOOK.

MYR GROUP CORE C&I MARKETS

- Data Centers
- Airport Projects
- Transportation
- Healthcare
- Clean Energy, Storage & EV Charging
- E-Commerce
- Water/Wastewater Facilities
- Industrial Facilities


DODGE MOMENTUM INDEX
(2000=100, Seasonally Adjusted)
325
300
275
250
225
200
175
150
125
100
75
50
06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26

Source: The Dodge Momentum Index, February 6, 2026

MYR Group's C&I segment sees steady bidding opportunities in its core markets and continues to be well diversified.

- FMI's latest survey of nonresidential construction sentiment climbed to 54.5 in the first quarter of 2026 compared to 47.9 in the fourth quarter of 2025, as sentiment improved across all components. The backlog component made the strongest jump to 70.4 from 54.6. (*FMIcorp.com, January 2026*)
- The Dodge Momentum Index (DMI) declined 6.3% to 272.7 (2000=100) in January from a downward revised reading of 291. However, the DMI was up 29% year over year compared to January 2025. "Planning momentum cooled in January across most commercial and institutional sectors," Dodge's spokesperson said. (*construction.com, February 2026*)
- The Associated Builders and Contractors Association's Construction Backlog Indicator fell to 8.0 months in January, but contractor confidence grew. The ABC's Construction Confidence Index improved for all three categories profit margins, sales, and staffing levels (sales 64.7, profit margins 53.4, and staffing 61.2). All three components remained above 50, the threshold for expected growth over the next six months (*ABC.org, February 2026*)

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MARKET OPPORTUNITIES FOR BOTH T&D AND C&I
DATA CENTER MARKET EXPANSION.

DATA CENTER DRIVERS

- AI Driven Demand
- Increased Cloud Services
- Greater Data Storage Needs
- Deceleration of Power Efficiency Gains
- Crypto Mining Operations

- Data centers, a subsegment of the office sector, has the highest anticipated growth according to FMI's first quarter engineering and construction outlook. They estimated that data center market spending was 35% higher in 2025 than 2024 and will continue growing over the next four years by 23%, 21%, 13% and 11%, respectively. (*FMI 2026 North American Engineering and Construction Outlook, January 2026*)
- Dodge Construction Network anticipates that nonresidential construction will grow by 4 percent this year and 3 percent in 2026, driven mostly by "continued strength in data center construction and groundbreakings on high-value megaprojects." (*DCN's Outlook 2026 Ebook, September 2025*)
- McKinsey indicates that data centers in the U.S. are expected to add about 460 terawatt-hours of power demand from 2023-2030. (*McKinsey.com, August 2025*)
- The North American Electric Reliability Corp. (NERC) forecasted that summer peak demand will grow by 224 GW over the next 10 years, and winter peak demand by 246 GW, driven by new data centers. The new summer peak forecast was a 69% increase compared NERC's 2024 forecast. (*energy.gov, January 2026*)

DATA CENTERS DRIVING INCREMENTAL INFRASTRUCTURE INVESTMENT

C Three's 2024 North American Electric Transmission Market Forecast reports that AI is "supercharging" data center growth and is a major driver of increasing load growth projections. They noted that data centers are chasing cheap power for their locations, while hyperscale data center owners are also chasing renewable power. The report noted there are more than 170 hyperscale and co-location data centers planned, representing more than 45GW of capacity. *(C Three, Sept. 2024)*



Load Growth Projections
CAISO 7,000 MW By 2030
Portland G&E 4,000 MW By 2030
ERCOT 40,000 MW By 2030
AEP 12,000 MW By 2030
TVA 4,000 MW By 2028
PJM 20,000 MW By 2030
GA Power 7,100 MW By 2031
Dominion 15,000 MW By 2030
ISONE 3,000 MW By 2033

MYR Group's C&I segment has decades of experience providing services for new construction, expansion build-outs, upgrades and maintenance of data center facilities. The T&D segment builds and upgrades lines and substations to interconnect new data centers, working for our utility customers.

11

12 We don’t just create connections that empower people – we create connections that help our partners achieve their energy goals. CLEAN ENERGY TRANSFORMATION PARTNER.

BUILDING A SUSTAINABLE FUTURE WITH
CORPORATE RESPONSIBILITY.



Reducing Our Impact On Projects
- Recycling scrap material
- Environmental compliance

Clean Energy Transformation Partner
- Clean energy interconnect work
- Solar & energy storage projects
- Electric vehicle charging installations

Equity & Inclusion
- 25% racially/ethnically diverse Board of Directors
- 38% of the Board of Directors is female
- Established Veteran Employee Resource Group
- Varied vendor utilization and partnerships

Policy & Guidance
- Established corporate policies
- Promote honest and ethical conduct
- Develop employee awareness and compliance

Corporate Governance
- Conduct annual evaluations
- Effective executive compensation best practices

Board Composition
- Independent Chair of the Board
- Committees comprised solely of independent directors
- Majority voting standard for directors in uncontested elections

Keeping Safety at Our Core
- Behavioral commitment to safety
- Strong culture built on leadership, employee dedication, top-notch training programs, industry involvement, and a focus on constant innovation and improvement

Investing in our People
- 50,900+ workhours of training
- 1,143 employee development courses completed
- Robust benefits and wellness program

Giving Back to our Communities
- In the last three years:
  - Raised and donated more than $3.5M
  - Supported more than 130 non-profit organizations

Operating Sustainably
- GHG emissions tracking and goals
- Waste recycling and reduction
- Water and energy stewardship

VIEW REPORT


MYR
2024
CORPORATE RESPONSIBILITY
REPORT

Online at myrgroup.com/sustainability

13

14 MYRG - CAGR 37.43% EME - CAGR 39.06% PWR - CAGR 47.76% MTZ - CAGR 22.70% DY - CAGR 38.97% -200.0% 0.0% 200.0% 400.0% 600.0% 800.0% 1000.0% 1200.0% Dividend-Adjusted Stock Return (01/02/2020 - 12/31/2025) MYRG Div.-Adj. Return EME Div.-Adj. Return PWR Div.-Adj. Return MTZ Div.-Adj. Return DY Div. Adj.-Return DELIVERING STRONG RETURNS DIVIDEND-ADJUSTED STOCK RETURN. Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2020 32.43$ 84.56$ 40.54$ 63.69$ 46.90$ 12/31/2025 218.50$ 611.43$ 421.95$ 217.37$ 337.90$ Div. Adj. Stock Return 573.8% 623.0% 940.9% 241.3% 620.5%

15 Q4 2025 RESULTS $36.5M Net Income (1) or $2.33 Per Diluted Share (1) $2.82B Backlog (1) $973.5M Revenue We closed out 2025 with strong fourth quarter financial results, delivering annual revenues of $3.66 billion. Fourth quarter net income was $36.5 million, representing a 129.1 percent increase over the fourth quarter of 2024, with revenues, consolidated gross profit, income from operations and EBITDA all increasing year over year. Backlog at the end of the fourth quarter totaled $2.82 billion, reflecting a steady bidding environment across both our T&D and C&I business segments. Overall, increased electrification demand and continued investment in electrical infrastructure remain encouraging and reinforce our confidence that our end markets are positioned for continued success in 2026 and beyond. Rick Swartz President and CEO DELIVERING STRONG RETURNS FINANCIAL SNAPSHOT. T&D $2.00B C&I $1.66B Business Segment Revenue Full-year 2025 Total Revenue $3.66B Net Income $118.4M Earnings per Diluted Share $7.53 EBITDA * $232.7M Free Cash Flow * $232.2M * See reconciliation of non-GAAP measures on slide 20 Full-year 2025 FINANCIAL OVERVIEW Total Revenue $3.66B (1) Record Highs

16 56.0% 14.9% 14.0% 12.8% 8.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% EME DY MYRG PWR MTZ 3-Year Average ROIC WELL-POSITIONED TO SUPPORT ADDITIONAL GROWTH BALANCE SHEET STRENGTH. MYR, PWR, MTZ, and EME 3-year period is December 2022 – December 2025 DY 3-year period is October 2022 – October 2025 • Low debt leverage • Strong balance sheet with $408M in availability under our $490M credit facility and $150M cash and equivalents • Substantial bonding capacity • Investment in specialty equipment supports future organic growth $44.4 $52.4 $77.1 $84.7 $75.9 $94.4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2020 2021 2022 2023 2024 2025 M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 2020 2021 2022 2023 2024 2025 M il li o n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity

17 $132.4 $164.2 $175.8 $188.2 $117.8 $232.7 $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 2025 M ill io n s EBITDA * EBITDA 11.9% CAGR DEMONSTRATES STRONG, LONG-TERM EXECUTION FINANCIAL PERFORMANCE. * For reconciliation of EBITDA to net income, see page 20 QTR YEAR $2,247 $2,498 $3,009 $3,644 $3,362 $3,658 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2020 2021 2022 2023 2024 2025 M ill io n s Revenue by Work Type Trans. Dist. C&I 10.2% CAGR $1,649 $1,789 $2,502 $2,512 $2,576 $2,824 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4 4 4 4 4 4 2020 2021 2022 2023 2024 2025 M il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 11.3% CAGR $3.48 $4.95 $4.91 $5.40 $1.83 $7.53 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 $7.50 $8.00 2020 2021 2022 2023 2024 2025 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 16.7% CAGR

18 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 43 years Industry: 43 years 21 Years EXECUTIVES AVERAGE: With MYR Group MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals who bring extensive experience and unique perspectives to both our Company and our Board. Kelly Huntington, CFO MYRG: 3 years Industry: 23 years Brian Stern, COO - T&D MYRG: 20 years Industry: 25 years Don Egan, COO - C&I MYRG: 34 years Industry: 34 years William Fry, CLO MYRG: 7 years Industry: 28 years 30 Years Industry Experience 38% Female 88% Majority Independent 25% Racially / Ethnically Diverse Directors BOARD OF DIRECTORS STATISTICS 5:3 Varied Tenure 5 of 8 have 0-8 years 3 of 8 have 9+ years EXECUTIVES & BOARD OF DIRECTORS EXPERIENCED LEADERSHIP TEAM.

19 CREATING SHAREHOLDER VALUE. Identify and evaluate strategic opportunities in the U.S. and Canada that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets in the U.S. and Canada Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long-term customer relationships ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares From 2024-2025, the Company repurchased 1.3 million shares for approximately $150 million at an average share price of $117 under multiple repurchase programs

DEMONSTRATES STRONG LONG-TERM EXECUTION
RECONCILIATION OF NON-GAAP MEASURES.

EBITDA

($ In Millions, Except Per Share Amounts)*	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
Net Income	$ 58.8	$ 85.0	$ 83.4	$ 91.0	$ 30.3	$ 118.4
Interest Expense, net	4.6	1.7	3.4	4.1	6.1	4.9
Income Tax Expense	22.6	31.3	30.8	34.0	16.2	42.9
Depreciation and Amortization	46.4	46.2	58.2	59.1	65.2	66.5
EBITDA	$ 132.4	$ 164.2	$ 175.8	$ 188.2	$ 117.8	$ 232.7

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Interest, Taxes, Depreciation and Amortization.

FREE CASH FLOW

	FY 2025
Net cash flow from operating activities	$ 326.6
Less: cash used in purchasing property and equipment	(94.4)
Free Cash Flow	$ 232.2

Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment

Note:

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations or the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health.

ROIC Definition

Net Income (LTM) [A] + [(Net Interest Expense + Amortization of Intangibles) * (1-Effective Tax Rate)]
÷ [Book Value (Total Stockholders' Equity [B] + Net Debt] @ beginning and ending period average
= **Return on Invested Capital**

[A] Net Income excludes noncontrolling interest and discontinued operations
[B] Total Stockholders' Equity excludes minority interests and discontinued operations

Three-year averages are derived from calculating the return metric for each twelve-month period and then averaging the three-period metrics

21 JENNIFER HARPER MYR Group Inc., Vice President, Investor Relations and Treasurer Investorinfo@myrgroup.com NASDAQ: MYRG 12121 Grant Street, Suite 610 Thornton, CO 80241 Investorinfo@myrgroup.com HEADQUARTERS myrgroup.com